SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                 CURRENT REPORT UNDER TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): April 20, 1998
                        Commission File Number: 0-25386


                               FX ENERGY, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                  NEVADA                            87-0504461
      ------------------------------      -----------------------------

     (State or other jurisdiction of      (IRS Employer Identification No.)
      incorporation or organization)



           3006 HIGHLAND DRIVE
                SUITE 206
           SALT LAKE CITY, UTAH                       84106
      ------------------------------      --------------------------------
     (Address of Principal Executive                (Zip Code)
               Offices)

              Registrant's Telephone Number, including Area Code:
                               (801) 486-5555




                                    N/A
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     (Former name, former address, and formal fiscal year, if changed since last report)








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                             ITEM 5.  OTHER EVENTS
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FX ENERGY, Inc. announced on April 20, 1998, two agreements that formalize its ongoing joint effort with Apache Corporation and the Polish Oil and Gas Company
(POGC) to identify hydrocarbon development opportunities in Poland.

On March 15, 1998, FX Energy, Apache Corporation and a department of the University of Mining and Metallurgy in Cracow, Poland, entered into a Study Agreement to review and evaluate geological data covering the Polish Lowlands, which has produced 2.5 trillion cubic feet of gas equivalent to date. The study area covers essentially all of the productive and potentially productive areas within Poland other than the Carpathians and the Baltic Syneclise where FX Energy already holds significant concession acreage positions. The purpose of the study is to identify hydrocarbon appraisal and development opportunities to which FX Energy and Apache may apply modern exploration, drilling, completion and stimulation techniques and technologies. POGC is contributing geological and geophysical data to the study and controls half of the land in the study area.

FX and Apache began reviewing data under the Study Agreement on March 31, 1998, and have already identified a number of possible leads.

On April 17, 1998, FX Energy and Apache Corporation signed a Prospect Agreement that establishes an area of mutual interest in Poland to coincide with the Study Agreement area. The agreement gives each company a 50% "ground floor" participation right in any hydrocarbon appraisal and development prospects within the area developed from data reviewed under the Study Agreement.

Since approximately half of the acreage covered by the two agreements lies within POGC's exclusive area, POGC is expected to have the right to participate on any hydrocarbon appraisal and development prospects identified by FX and Apache.

FX Energy explores for oil and gas in Poland where it holds exploration rights to over 14.6 million gross acres in four separate concession areas. Drilling is expected to begin on two wells in the Lublin concession by June 30, 1998.

Apache Corporation is a large oil and gas independent with operations in North America, Egypt, Western Australia, Poland, People's Republic of China, Indonesia and Cote d'Ivoire. Its shares are traded on the New York and Chicago stock exchanges.


                   ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


      The following is filed as an exhibit to this report:

                SEC
Item No.     Reference No.     Title of Document
--------     -------------     ----------------------------------------------

   10          10.01           Prospect Agreement between Apache Poland Sp.
                               z o.o., and FX Energy Poland Sp. z o.o., dated
                               April 17, 1998.




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                                   SIGNATURES
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      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 22, 1998              FX ENERGY, INC.



                                    By: /s/ Scott J. Duncan, Vice President